UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Main Street Suite #610 Lexington, KY	40507
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Debentures

As previously disclosed in the Current Report on Form 8-K filed by Rubicon Technologies, Inc. (the “Company”) with the Securities and Exchange Commission on December 22, 2022, the Company, on December 16, 2022, entered into a securities purchase agreement (the “Securities Purchase Agreement”), among other ancillary agreements, with certain accredited investors, for the issuance and sale, by the Company to such investors, of convertible debentures (the “Convertible Debentures”) which are convertible into shares of the Company’s Class A common stock, par value $0.0001 (as converted, the “Conversion Shares”), which Convertible Debentures may be purchased over the course of a first closing (the “First Closing”) or second closing (the “Second Closing”). The Securities Purchase Agreement contains customary representations, warranties, and covenants for the sale and purchase of the Convertible Debentures. The First Closing occurred on December 16, 2022.

On February 1, 2023, the Company consummated the Second Closing, in which Convertible Debentures were sold in two tranches. With regards to the first tranche of the Second Closing (the “First Tranche”), the Company and certain accredited investors (the “First Tranche Buyers”) entered into a securities purchase agreement (the “First Tranche SPA”), pursuant to which the First Tranche Buyers purchased from the Company Convertible Debentures in an aggregate amount of $1,226,000.00, net of an original issuance discount of approximately $163,467.00, for a total principal amount of approximately $1,389,467.00 in Convertible Debentures (the “First Tranche Convertible Debentures”). The First Tranche Convertible Debentures mature on August 1, 2024, 18 months after issuance. The First Tranche Convertible Debentures are convertible into shares of the Company’s Class A common stock at an initial conversion price equal to the lower of 110% of: (i) the average closing price of the Company’s Class A common stock for the five (5) trading days immediately preceding the date of the respective closing or (ii) the closing price of the Company’s Class A common stock immediately preceding the date of the respective closing, subject to adjustments as further specified in the First Tranche Convertible Debentures. The First Tranche Convertible Debentures will be fully repayable in cash upon maturity.

In connection with closing of the First Tranche on February 1, 2023, the Company also entered into, with the First Tranche Buyers, (i) a registration rights agreement (the “First Tranche RRA”) pursuant to which the Company agreed to file a registration statement registering the resale of the Conversion Shares withing 90 days of the Second Closing, and to cause any such registration statement to become effective within 120 days after filing, and (ii) a lockup agreement (the “First Tranche Lockup Agreement”) pursuant to which the First Tranche Buyers agreed to not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, any Conversion Shares. Each First Tranche Lockup Agreement provides that the resale of the Conversion Shares is subject to a lock-up period that shall be the earlier of (i) 18 months and (ii) such date as YA II PN, Ltd. notifies the Company it has completely sold all shares of the Company’s Class A common stock under its self-liquidating convertible debenture issued pursuant to the securities purchase agreement, dated as of November 30, 2022, by and between the Company and YA II PN, Ltd.

In connection with the closing of the second tranche of the Second Closing (the “Second Tranche”), the Company and Guardians of New Zealand Superannuation (the “Second Tranche Buyer”) entered into a securities purchase agreement (the “Second Tranche SPA”), pursuant to which the Second Tranche Buyer purchased from the Company Convertible Debentures in an aggregate amount of $4,500,000.00, net of an original issuance discount of $643,500.00, for a total principal amount of $5,143,500.00 in Convertible Debentures (the “Second Tranche Convertible Debentures,” and, together with the First Tranche Convertible Debentures, the “Second Closing Convertible Debentures”). The Second Tranche Convertible Debentures mature on August 1, 2024, 18 months after issuance. The Second Tranche Convertible Debentures are convertible into shares of the Company’s Class A common stock at an initial conversion price equal to the lower of 110% of: (i) the average closing price of the Company’s Class A common stock for the five (5) trading days immediately preceding the date of the respective closing or (ii) the closing price of the Company’s Class A common stock immediately preceding the date of the respective closing, subject to adjustments as further specified in the Second Tranche Convertible Debentures. The Second Tranche Convertible Debentures will be fully repayable in cash upon maturity.

In connection with closing of the Second Tranche on February 1, 2023, the Company also entered into, with the Second Tranche Buyer, (i) a registration rights agreement (the “Second Tranche RRA”) pursuant to which the Company agreed to file a registration statement registering the resale of the Conversion Shares withing 90 days of the Second Closing, and to cause any such registration statement to become effective within 120 days after filing, and (ii) a lockup agreement (the “Second Tranche Lockup Agreement”) pursuant to which the Second Tranche Buyer agreed to not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, any Conversion Shares. The Second Tranche Lockup Agreement provides that the resale of the Conversion Shares is subject to a lock-up period that shall be the earlier of (i) 18 months and (ii) such date as YA II PN, Ltd. notifies the Company it has completely sold all shares of the Company’s Class A common stock under its self-liquidating convertible debenture issued pursuant to the securities purchase agreement, dated as of November 30, 2022, by and between the Company and YA II PN, Ltd.

The Second Closing Convertible Debentures and related agreements have substantially similar terms as the Convertible Debentures and related agreements issued at the First Closing.

The offer and sale of the Second Closing Convertible Debentures and Conversion Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above descriptions of the terms of the First Tranche SPA, First Tranche Convertible Debentures, First Tranche RRA, First Tranche Lockup Agreement, Second Tranche SPA, Second Tranche Convertible Debentures, Second Tranche RRA and Second Tranche Lockup Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and instruments, forms of which are attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
10.1	Form of First Tranche Securities Purchase Agreement

10.2	Form of First Tranche Convertible Debenture

10.3	Form of First Tranche Registration Rights Agreement

10.4	Form of First Tranche Lockup Agreement

10.5	Form of Second Tranche Securities Purchase Agreement

10.6	Form of Second Tranche Convertible Debenture

10.7	Form of Second Tranche Registration Rights Agreement

10.8	Form of Second Tranche Lockup Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: February 7, 2023

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